As filed with the Securities and Exchange Commission on November 19, 1999
                                                                File No. 33-8982
                                                                ICA No. 811-4852

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. _____ [ ]

                       Post-Effective Amendment No. 55 [X]
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF [X]
                                      1940

                                Amendment No. 56
                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365

                        (Area Code and Telephone Number)

                                    Copy to:

 George Stevens, Esq.                      Carl Frischling, Esq.
 BISYS Fund Services                       Kramer Levin Naftalis & Frankel LLP
 3435 Stelzer Road                         919 Third Avenue
 Columbus, Ohio 43219                      New York, New York 10022
 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|_| Immediately upon filing pursuant to paragraph (b)     |_| on ________________ pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)     |_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)     |_| on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

        |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following documents are incorporated by reference herein:

1. The statement of additional information for the Established Value Fund dated April 5, 1999 is incorporated by reference to post-effective amendment no. 50 to The Victory Portfolios' registration statement on Form N-1A filed electronically with the Securities and Exchange Commission on April 1, 1999 (accession number 0000922423-99-000490).

2. The supplement dated July 28, 1999 to the statement of additional information for the Established Value Fund dated April 5, 1999 is incorporated by reference to post-effective amendment no. 52 to The Victory Portfolios' registration statement on Form N-1A filed electronically with the Securities and Exchange Commission on July 27, 1999 (accession number 0000922423-99-000913).

                                                              January __, 2000

                                    LOGO(R)

                                 Victory Funds

                                  PROSPECTUS


                                      *

Established Value Fund
Class A and G Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Call Victory at:

800-539-FUND
(800-539-3863)

or visit the Victory Funds' website at:

www.victoryfunds.com

                              TABLE OF CONTENTS

                                      *

RISK/RETURN SUMMARY OF THE FUND                                         2


An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.


Investments                                                             4

Risk Factors                                                            4

Share Price                                                             5


Dividends, Distributions, and Taxes                                     6


INVESTING WITH VICTORY


* Choosing a Share Class                                                8
* How to Buy Shares                                                     12
* How to Exchange Shares                                                14
* How to Sell Shares                                                    15

Organization and Management of the Fund                                 17

Additional Information                                                  19

 FINANCIAL HIGHLIGHTS                                                   20

 The Victory Portfolios


KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGIES

The goals and the strategies that the Fund plans to use to pursue its investment objective.

Risk Factors

 The risks you may assume as an investor in the Fund.

PERFORMANCE

A summary of the historical performance of the Fund in comparison to an unmanaged index.

 Expenses


The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.

Shares of the Fund are:


* Not insured by the FDIC;

* Not deposits or other obligations of, or guaranteed by KeyBank , any of its affiliates, or any other bank; * Subject to possible investment risks, including possible loss of the principal amount invested.

ESTABLISHED VALUE FUND                                     Risk/Return Summary

 Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

 Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalization of $1 billion or more. The companies are usually selected from those in the Standard & Poor's Composite Stock Price Index (S&P 500).

     In making investment decisions, Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser), looks for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; risk-adjusted growth combined with dividend yield; rising earnings; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model to assist in selecting securities that appear favorably priced.

     Under normal market conditions, the Fund:

* Will invest at least 80% of its total assets in equity securities of companies with market capitalization of $1 billion or more.

 Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

* The market value of securities acquired by the Fund declines.

* Value stocks decline in price faster than growth stocks or other types of stocks.

* A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively.

* A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

Who May Want to Invest In the Fund:

* Investors who want a diversified portfolio of  equity securities

* Investors willing to accept the risk of price and  dividend fluctuations

* Investors willing to accept higher short-term risk along with higher potential long-term returns

* Long-term investors with a particular goal, like saving for retirement or a child's education

* Investors who want potential growth over time

 Investment Performance

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in its performance for various time periods. During the periods shown below, the Adviser limited the Fund's net operating expenses by waiving all or a portion of its management fee and, when necessary, reimbursing other expenses. If not for these waivers and reimbursements, the returns shown below would have been lower.

     The bar chart shows returns for Class G Shares of the Fund. The returns for Class A Shares offered by this Prospectus will differ from the returns for the Class G Shares shown on the bar chart, depending on the expenses of each class. The bar chart does not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be lower than those shown.

1990     -8.11
1991     22.23
1992     10.20
1993     20.78
1994      0.32
1995     26.44
1996     19.32
1997     22.65
1998      6.12
1999

* Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was _____% (quarter ending _________________) and the lowest return for a quarter was _____% (quarter ending _________________).

     The table shows how the average annual total returns for Class G Shares of the Fund for one year, five years and ten years compare to those of a broad-based market index. The figures shown in this table assume reinvestment of dividends and distributions.

Average Annual Total Returns

(for the Periods ended                    Past      Past     Past
December 31, 1999)                        One Year  5 Years  10 Years

Class G Shares (1)                         ____%     ____%     ____%

S&P 500 Index (2)                          ____%     ____%     ____%

(1) The Fund did not offer Class A Shares prior to January __, 2000.

(2) The S&P 500 Index of large capitalization companies is a widely recognized, unmanaged index of common stock prices.

 Fund Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A   Class G

Maximum Sales Charge  Imposed on Purchases            5.75%     NONE
(as a percentage of offering price)

Maximum Deferred

Sales Charge (as a percentage of                         (2)    NONE
the lower of purchase or sale price)

Maximum Sales Charge Imposed

on Reinvested Dividends                               NONE      NONE

Redemption Fees                                       NONE      NONE


Exchange Fees                                         NONE      NONE

Annual Fund Operating Expenses (The Fund pays these expenses from its assets.)

Management Fees(3)                                    0.51%     0.51%

Distribution (12b-1) Fees                             0.00%     0.50%

Other Expenses                                        0.25%     0.22%

  Shareholder Servicing Fee                           0.25%     0.00%

Total Fund Operating Expenses                         1.01%     1.23%

Fee Waiver                                           (0.13)%   (0.13)%

Net Expenses                                          0.88%(4)  1.10%(5)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Except for non-IRA tax deferred retirement accounts, there is no initial sales charge on purchases of $1 million or more for Class A Shares. However, if you sell such Class A Shares within one year, you will be charged a contingent deferred sales charge (CDSC) of 1.00%. If you sell your Class A Shares within two years, you will be charged a CDSC of 0.50%.

(3) The management fees are based on the average daily net assets of the Fund at an annual rate of 0.65% on the first $100 million, 0.55% on the next $100 million, and 0.45% in excess of $200 million.

(4) Estimated Class A expenses are based on historical expenses of Class G Shares of the Fund for the fiscal year ended October 31, 1999. KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares of the Fund at a maximum of 0.88% until at least February 28, 2001.

(5) KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 1.10% until at least April 1, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year   3 Years  5 Years  10 Years


 Class A  $660     $866     $1,090   $1,735

 Class G  $112     $378     $  665   $1,485

* This Example assumes that net annual operating expenses for Class A of the Fund will equal 0.88% until February 28, 2001 and will equal 1.01% thereafter and that net annual operating expenses for Class G of the Fund will equal 1.10% until April 1, 2001 and will equal 1.23% thereafter.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

 An investment in the Fund is not a complete investment program.


Investments

Under normal market conditions, the Fund purchases equity securities, including common stock, preferred stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For more information on ratings, detailed descriptions of each of the investments, and a more complete description of the types of securities in which the Fund can invest, see the Statement of Additional Information (SAI).

Risk Factors


This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Investments" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.


The Fund is subject to the principal risks described below.

General risks:


* Market risk is the risk that the market value of a security may fluctuate , depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

* Manager risk is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.

 Risks associated with investing  in equity securities:

* Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability . Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

 It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

 Share Price

     The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier . You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of the Victory Portfolios. Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.


        Total Assets-Liabilities


NAV = ----------------------------


      Number of Shares Outstanding


     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets.

Buying a Dividend.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.


     Distributions can be received in one of the following ways.

 Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

 Cash Option

A check will be mailed to you no later than seven days after the dividend pay date.

 Income Earned Option

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

 Directed Dividends Option

In most cases, you can automatically reinvest distributions in shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

 Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

 The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.


* Important Information about Taxes


The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

* Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long the Fund holds certain assets.

* Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

* Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

* An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

* Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

* Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

* Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

* You should review the more detailed discussion of federal income tax considerations in the SAI.

All you need to do to get started is to fill out an application.

For historical expense information on Class G shares, see the financial highlights at the end of this Prospectus.

Investing with Victory


     If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A or Class G Shares of the Fund. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

 Choosing a Share Class

 The Fund offers Class A and Class G Shares.

     Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

 CLASS A


* Front-end sales charge, as described on the next page. There are several ways to reduce this charge.

* Lower annual expenses than Class G Shares.

CLASS G

* No front-end sales charge. All your money goes to work for you right away.

* Higher annual expenses than Class A Shares.

* No deferred sales charge.

* Class G Shares are sold only by certain broker-dealers.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

* Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:
                                    Sales Charge      Sales Charge
                                    as a % of         as a % of
Your Investment in the Fund         Offering Price    Your Investment

Up to $49,999                       5.75%             6.10%

$50,000 up to $99,999               4.50%             4.71%

$100,000 up to $249,999             3.50%             3.63%

$250,000 up to $499,999             2.50%             2.56%

$500,000 up to $999,999             2.00%             2.04%

$1,000,000 and above*               0.00%             0.00%

* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at 0.50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. The initial sales charge exemption on investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500,000 and $1,000,000.

* Sales Charge Reductions and Waivers for Class A Shares

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A Shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A Shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank N.A. and its affiliates, the Victory Group, or invested in a fund of the Victory Group.

* Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

f. Purchases of shares in connection with financial institution sponsored bundled omnibus retirement programs sponsored by financial institutions that have entered into agreements with the Fund's Distributor in connection with the operational requirements of such programs.

g. Participants in tax-deferred retirement plans who purchased shares pursuant to waiver provisions in effect prior to December __, 1999.

* Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of Class A shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

* Distribution Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class A Shares of the Fund, but the Fund does not pay expenses under this plan. See the SAI for more details regarding this plan.

     Victory also has adopted a Rule 12b-1 Distribution and Service Plan for Class G Shares of the Fund, under which these shares will pay to the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

     Under the Class G Rule 12b-1 Distribution and Service Plan, Class G Shares of the Fund also annually pay the Distributor a monthly distribution fee in an additional amount of up to 0.25% of its average daily net assets. The distribution fee is paid to the Distributor for general distribution services and for selling Class G Shares of the Fund. The Distributor makes payments to agents who provide these services.

     Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

     If you buy shares directly from the Fund and your investment is received and accepted by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to:

The  Victory  Funds

FAX Number:
800-529-2244

Telecommunication Device for the Deaf (TDD):
800-970-5296

Keep the following addresses handy for purchases, exchanges, or redemptions:

 Regular U.S. Mail Address

Send a completed Account Application with your check, bank draft, or money order to:

*
The Victory Funds
P.O. Box 8527
Boston, MA 02266-8527

 Overnight Mail Address

 Use the following address ONLY for overnight packages.

*
The Victory Funds
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184
PHONE: 800-539-FUND


 Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

*

State Street Bank and Trust Co.

ABA #011000028

For Credit to DDA
Account #9905-201-1

For Further Credit to Account #
(insert account number, name, and

confirmation  number assigned by the Transfer Agent)

 Telephone Number

*
800-539-FUND
(800-539-3863)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

* ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH) . Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

* Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in your account statements . Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

* Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.

* Retirement Plans


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

 You can obtain a list of funds available for exchange by calling
800-539-FUND.


How to Exchange Shares


You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. You can exchange shares of the Fund by writing the Transfer Agent or calling 800-539-FUND . When you exchange shares of the Fund, you should keep the following in mind:

* Shares of the Fund selected for exchange must be available for sale in your state of residence.

* The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

* Shares of the Fund may be exchanged at relative net asset value . This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge. The same rules apply to Class G Shares, except that holders of Class G Shares who acquired their shares as a result of the reorganization of the Gradison Funds into the Victory Funds can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

* On certain business days, such as Veteran's Day and Columbus Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

* You must meet the minimum purchase requirements for the fund you purchase by exchange.

* The registration and tax identification numbers of the two accounts must be identical.

* You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

* The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

* Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day.

 By Telephone

The easiest way to sell shares is by calling 800-539-FUND . When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

* Mail a check to the address of record;

* Wire funds to a domestic financial institution;

* Mail a check to a previously designated alternate address; or

* Electronically transfer your redemption via the Automated Clearing House
  (ACH).

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

 By Mail

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

* Redemptions over $10,000;

* Your account registration has changed within the last 15 days;

* The check is not being mailed to the address on your account;

* The check is not being made payable to the owner of the account; or

* The redemption proceeds are being transferred to another Victory Group account with a different registration.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

 By Wire

If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

 By ACH

Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.
                                      15

* Systematic Withdrawal Plan


If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more . We will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

* Additional Information about Redemptions

* Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

* The Fund may suspend your right to redeem your shares in the following circumstances:

 o During non-routine closings of the NYSE;

o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

 o When the SEC orders a suspension to protect the Fund's shareholders.

* The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to its shareholders. Each of these organizations is paid a fee for its services.


Organization and Management of the Fund

* About Victory


The Fund is a member of the Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

* The Investment Adviser and Sub-Administrator

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $76 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 1999, KAM was paid management fees amounting to $_________ by the Fund.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays KAM a fee at the annual rate of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

* Portfolio Management

     William J. Leugers, Jr., Daniel R. Shick and Gary H. Miller have been the co-portfolio managers of the Fund and its predecessor, the Gradison Established Value Fund since 1984, 1993 and 1998, respectively, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Leugers and Shick are Portfolio Managers and Managing Directors of Gradison McDonald. Mr. Miller has been a Vice President and Portfolio Manager of Gradison McDonald since 1998; prior to which he was a Portfolio Trader with Gradison McDonald since 1993. Messrs. Leugers, Shick and Miller are also co-portfolio managers of the Victory Small Company Opportunity Fund.

The Fund is supervised by the Board of Trustees which monitors the services provided to investors.


OPERATIONAL STRUCTURE OF THE FUND

Trustees                                  Adviser

Shareholders


Financial Services Firms and their Investment Professionals Advise current and prospective shareholders on their Fund investments.




Transfer Agent/Servicing Agent
State Street Bank and Trust Company
225 Franklin Street

Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive

Quincy, MA 02171


Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholder accounts.



Administrator, Distributor, and Fund Accountant BISYS Fund Services and its affiliates 3435 Stelzer Road Columbus, OH 43219

Markets the Fund, distributes shares through Investment Professionals, and calculates the value of shares. As Administrator, handles the day-to-day activities of the Fund.

Custodian
Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the Fund's investments and cash, and settles trades made by the Fund.




Sub-Administrator
Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114


Performs certain sub-administrative services.

Some additional information you should know about the Fund.


If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

 Additional Information


* Share Classes


The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares
 .

* Banking Laws

The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. On November 12, 1999, President Clinton signed a bill repealing the Glass- Steagall Act. As a result, the Adviser may in the future perform certain functions for the Fund that previously were not permitted under federal law.

 Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper , Inc., and industry publications such as Morningstar Inc., Business Week, or Forbes. You also should see "Investment Performance."

* Year 2000  Issues

Like all mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value.

* Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.

 Financial Highlights                                   Established Value Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class G Shares of the Fund. The financial highlights for the period from April 1, 1999 to October 31, 1999 were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND . The financial highlights for the four fiscal years and one period ended March 31, 1999 were audited by Arthur Andersen LLP.


                                                       Class G Shares

                                          Seven                                                       Eleven
                                          Months      Year        Year        Year       Year         Months
                                          Ended       Ended       Ended       Ended      Ended        Ended
                                         Oct. 31,    Mar. 31,    Mar. 31,    Mar. 31,   Mar. 31,      Mar. 31,
                                          1999       1999(a)      1998         1997      1996          1995
                                         -------     --------    --------    -------    --------      --------
 Net Asset Value,
   Beginning of Period                               $  33.94    $  28.83    $  27.57   $  23.38      $  22.52

 Investment Activities                                   0.29        0.46        0.44       0.44          0.38
  Net investment income
  Net realized and unrealized gains
    (losses) from investments                           (0.71)       7.70        3.62       5.19          1.52
--------------------------------------------------------------------------------------------------------------
      Total from Investment  Activities                 (0.42)       8.16        4.06       5.63          1.90
--------------------------------------------------------------------------------------------------------------

Distributions

  Net investment income                                 (0.30)      (0.48)     (0.45)      (0.43)        (0.37)
  Net realized gains                                    (1.88)      (2.57)     (2.35)      (1.01)        (0.66)
---------------------------------------------------------------------------------------------------------------
      Total Distributions                               (2.18)      (3.05)     (2.80)      (1.44)        (1.03)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $  31.34    $  33.94  $  28.83     $  27.57      $  23.39
---------------------------------------------------------------------------------------------------------------

Total Return                                            (1.01)%      29.67%    15.14%     24.84%          8.85%(b)

Ratios/Supplementary Data:

Net Assets, End of Period (000)                      $478,984     $567,255    $429,726   $366,417       $277,370
Ratio of expenses to  average net assets                 1.09%       1.10%      1.12%      1.15%          1.20%(c)
Ratio of net investment income
  to average net assets                                  0.92%       1.44%      1.57%      1.70%          1.87%(c)
Portfolio turnover rate                                    37%         20%        31%        18%            24%


(a) Effective 4/1/99 the Gradison Established Value Fund became the Victory
Established Value Fund. Financial highlights prior to 4/1/99 represent the Gradison Established Value Fund.

(b) Not annualized.

(c) Annualized.



The Victory Funds                                               Bulk Rate
127 Public Square                                               U.S. Postage
OH-01-27-1612                                                   PAID
Cleveland, Ohio 44114                                           Cleveland, OH

                                                                Permit No. 469





If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.

* Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

* Annual and Semi-annual Reports

Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

* How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863) . You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

 By mail: The Victory Funds
         P. O. Box 8527
         Boston, MA 02266-8527

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

On the Internet: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov or from the Victory Funds' website at http://www.victoryfunds.com.


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call the Fund at 800-539-FUND.


(800-539-3863)

LOGO(R)

Victory Funds

PRINTED ON RECYCLED PAPER

Investment Company Act File Number. 811-4852

VF-EV-PRO (1/00)

                                     PART B

                             THE VICTORY PORTFOLIOS

                       Gradison Government Reserves Fund

                             Established Value Fund

                       Supplement dated January ___, 2000
                   To the Statement of Additional Information

               dated April 5, 1999 and supplemented July 28, 1999

1. On page 6, in the section entitled "Instruments in which the Funds can invest," insert the following information before the first full paragraph.

Secondary Investment Strategies - Established Value Fund. In addition to the principal strategies described in the Prospectus, the Established Value Fund may invest up to 20% of its total assets in short-term U.S. Government obligations, repurchase agreements, other money market obligations and investment grade debt securities.

2. On page 19, in the section entitled "Additional Purchase, Exchange, and Redemption Information," insert the following information after the heading "Purchasing Shares."

Alternative Sales Arrangements -- Established Value Fund -- Class A and Class G Shares. Each of the two classes of shares represents interests in the same portfolio investments of the Established Value Fund. However, each class has different shareholder privileges and features. The net income attributable to Class A and Class G shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by Class A and Class G shares, respectively, including the asset-based sales charge to which these shares are subject.

The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class G shares recognizes two types of expenses. General expenses that do not pertain specifically to a Class are allocated to the shares of each Class, based upon the percentage that the net assets of such Class bears to a Fund's total net assets, and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees,
(2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs,
(7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a Class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front end sales load that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Established Value Fund.

                            Initial Sales Charge:    Concession to Dealers:
     Amount of Purchase      % of Offering Price       % of Offering Price
     ------------------      -------------------       -------------------
    Up to $49,000                   5.75%                     5.00%
    $50,000 to $99,999              4.50%                     4.00%
    $100,000 to $249,999            3.50%                     3.00%
    $250,000 to $499,999            2.50%                     2.00%
    $500,000 to $999,999            2.00%                     1.75%
    $1,000,000 and above            0.00%                       *

* There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% will be imposed on shares redeemed within the first year after purchase, or a 0.50% CDSC will be charged on shares redeemed within two years of purchase. This charge will be based on the lower of the cost of the shares or net asset value at the time of redemption. No CDSC is imposed on reinvested distributions. Investment professionals may be paid at a rate of 1.00% of the purchase price on amounts from $1 million to $2,999,999; 0.75% on amounts from $3 million to $4,999,999; and 0.05% on amounts of $5 million or more. The initial sales charge exemption for investments of $1 million or more does not apply to tax deferred retirement accounts (except IRA accounts); the sales charge on investments by such tax deferred retirement accounts of $1 million or more is the same as for investments between $500 and $1,000,000.

The Trust's distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of the Established Value Fund alone or in combination with purchases of other Class A shares of the Trust. To obtain the reduction of the sales charge, you or your Investment Professional must notify the Transfer Agent at the time of purchase whenever a quantity discount is applicable to your purchase.

In addition to investing at one time in any combination of Class A shares of the Trust's in an amount entitling you to a reduced sales charge, you may qualify for a reduction in the sales charge under the following programs:

Combined Purchases. When you invest in Class A shares of the Trust for several accounts at the same time, you may combine these investments into a single transaction if purchased through one Investment Professional, and if the total is $50,000 or more. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Rights of Accumulation. "Rights of Accumulation" permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. You can add the value of existing Trust's Class A shares held by you, your spouse, and your children under age 21, determined at the previous day's net asset value at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

Letter of Intent. If you anticipate purchasing $50,000 or more of shares of the Established Value Fund alone or in combination with Class A shares of certain other Victory Funds within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the Transfer Agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

3. On page 30, in the section entitled "Advisory and Other Contracts," insert the following information before the heading "Portfolio Transactions."

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

4. On page 33, in the section entitled "Advisory and Other Contracts," insert the following information before the heading "Class G Shares Distribution and Service Plan."

Class A Shares Shareholder Servicing Plan - Established Value Fund. Payments made under the Class A Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Established Value Fund as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

5. On page 37, in the section entitled "Additional Information," insert the following before the heading "Financial Statements."

As of October 31, 1999, to the best knowledge of the Trust, the following owned of record, and not beneficially, 98.61% of the Class G Shares of the Established Value Fund: McDonald & Co. Securities, for the exclusive benefit of customers, c/o Gradison Division, 580 Walnut Street, Cincinnati, Ohio.

6. On page 37, in the section entitled "Additional Information," replace the information relating to the Established Value Fund under the heading "Financial Statements" with the following:

Financial Statements. The audited financial statements of the Established Value Fund for the period from April 1, 1999 to October 31, 1999 will be incorporated by reference herein. These financial statements will have been audited by PricewaterhouseCoopers LLP as set forth in their report to be incorporated by reference herein, and will be included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215. In addition, the audited financial statements of the Established Value Fund for the fiscal year ended March 31, 1999 are also incorporated by reference herein. These financial statements have been audited by Arthur Andersen LLP as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202.

If you would like more information about the Victory Funds, call 800-539-FUND.

                                   VF_SAI_SUP2

                             Registration Statement
                                       of

                             THE VICTORY PORTFOLIOS

                                       on
                                   Form N-1A

PART C. OTHER INFORMATION

Item 23.

             Exhibits:

(a)(1)       Certificate of Trust (1)

(a)(2)(a)    Delaware Trust Instrument dated December 6, 1995, as amended. (2)

(a)(2)(b) Schedule A to Trust Instrument dated December 6, 1995, as amended August 17, 1999.

(b)          Bylaws, Amended and Restated as of August 28, 1998. (3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM").(4)

(d)(1)(b) Schedule A to Investment Advisory Agreement dated as of March 1, 1997, as revised December 11, 1998.(5)

(d)(2) Investment Advisory Agreement dated March 1, 1997 between Registrant and KAM regarding the Lakefront Fund and Real Estate Investment Fund. (6)
--------

     1 Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

     2 Filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1998, accession number 0000922423-98-000264.

     3 Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

     4 Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

     5 Filed as an Exhibit to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed electronically on October 15, 1999, accession number 0000922423-99-001196.

     6 Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(d)(3) Schedule A to the Investment Advisory Agreement between Registrant and KAM regarding the Lakefront Fund and Real Estate Investment Fund, as amended December 11, 1998, to include the Gradison Government Reserves Fund and Established Value Fund, as revised December 11, 1998.(5)

(d)(4) Investment Sub-Advisory Agreement dated March 1, 1997 between KAM and Lakefront Capital Investors, Inc. regarding the Lakefront Fund. (6)

(d)(5) Investment Advisory Agreement dated June 1, 1998 between Registrant and KAM regarding the International Growth Fund. (4)

(d)(6) Portfolio Management Agreement dated June 1, 1998 between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund.(7)

(e)(1) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership ("BISYS"). (4)

(e)(2)       Schedule I to the Distribution Agreement, as revised August 17,
             1999.(5)

(f)          None.

(g)(1)(a) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Attachment B revised as of March 2, 1998. (4)

(g)(1)(b) Schedule A to the Mutual Fund Custody Agreement, as revised August 17, 1999. (5)

(g)(2) Custody Agreement dated May 31, 1996 between Morgan Stanley Trust Company and Key Trust Company of Ohio.(8)

(h)(1)       Form of Broker-Dealer Agreement.(9)

(h)(2) Administration Agreement dated October 1, 1999 between Registrant and BISYS. (5)

(h)(3)(a) Sub-Administration Agreement dated October 1, 1999 between BISYS and KAM. (5)

(h)(4)(a) Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company. (4)

(h)(4)(b) Schedule A to the Transfer Agency and Service Agreement, as revised August 17, 1999. (5)
--------

     7 Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.

     8 Filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on July 30, 1996, accession number 0000922423-96-000344.

     9 Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(h)(5)(a) Fund Accounting Agreement dated June 1, 1999 between Registrant and BISYS Fund Services Ohio, Inc. (10)

(h)(6) Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(i)          Not applicable.

(j)(1)       Consent of PricewaterhouseCoopers LLP.

(j)(2)       Consent of Arthur Andersen LLP

(j)(3)       Consent of Kramer Levin Naftalis & Frankel LLP.

(k)          Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)    Distribution and Service Plan dated June 5, 1995. (4)

(m)(1)(b)    Distribution and Service Plan -- Schedule I dated May 11, 1999.(10)

(m)(2) Distribution Plan dated June 5, 1995 for Class B Shares of Registrant with Schedule I amended as of February 1, 1996. (6)

(m)(3)(a) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant.(11)

(m)(3)(b) Schedule A to Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant, as revised August 17, 1999. (5)

(m)(4)(a)    Shareholder Servicing Plan dated June 5, 1995.(3)

(m)(4)(b) Schedule I to the Shareholder Servicing Plan, as revised May 11, 1999. (10)

(m)(5)       Form of Shareholder Servicing Agreement. (1)

--------


     10 Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed electronically on June 17, 1999, accession number 0000922423-99-000795.

     11 Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

(n)          Amended and Restated Rule 18f-3 Multi-Class Plan as of August 17,
             1999. (5)

             Powers of Attorney of Roger Noall and Frank A. Weil. (12 )

             Powers of Attorney of Leigh A. Wilson, Harry Gazelle, Thomas F. Morrissey, H. Patrick Swygert and Eugene J. McDonald. (2)

Item 24.       Persons Controlled by or Under  Common Control with Registrant.

               None.

Item 25.       Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)     Subject to the exceptions and limitations contained in Subsection
10.02(b):

          (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of

--------

     12 Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 filed electronically on February 3, 1998, accession number 0000922423-98-000095.

or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of the Investment Adviser

KAM is the investment adviser to each Fund of The Victory Portfolios. KAM is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $83 billion as of September 30, 1999. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. KAM and its affiliates have over $76 billion in assets under management, and provide a full range of investment management services to personal and corporate clients.

Lakefront Capital Investors, Inc. ("Lakefront"), sub-adviser of the Lakefront Fund, 127 Public Square, Cleveland, Ohio 44114, was incorporated in 1991.

Indocam International Investment Services, S.A. ("IIIS") serves as the sub-adviser to the International Growth Fund. IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as sub-adviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. Indocam has affiliates that are engaged in the brokerage business. The principal office of IIIS is 90 Blvd. Pasteur, 75730, Paris, CEDEX, 15 -- France.

To the knowledge of Registrant, none of the directors or officers of KAM, Lakefront, or IIIS, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of KAM also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of KAM are as follows:

Directors:

William G. Spears       o   Senior Managing Director and Chairman.

Richard J. Buoncore     o   Senior Managing Director, President and Chief Executive Officer.

Bradley E. Turner       o   Senior Managing Director and Chief Operating Officer.

Anthony Aveni           o   Senior Managing Director and Chief Investment Officer of Society
                            Asset Management Division.

Vincent DeP. Farrell    o   Senior Managing Director and Chief Investment Officer of Spears,
                            Benzak, Salomon & Farrell Division.

Richard E. Salomon      o   Senior Managing Director.

Gary R. Martzolf        o   Senior Managing Director.

Other Officers:

Charles G. Crane        o   Senior Managing Director and Chief Market Strategist.

James D. Kacic          o   Chief Financial Officer, Chief Administrative Officer, and Senior
                            Managing Director.

William R. Allen        o   Managing Director.

Jeff D. Suhanic         o   Chief Compliance Officer.

                                      C-6


Michael Foisel          o   Assistant Treasurer.
William J. Blake        o   Secretary.

Steven N. Bulloch       o   Assistant Secretary.  Also, Senior Vice President and Senior
                            Counsel of KeyCorp Management Company.

Kathleen A. Dennis      o   Senior Managing Director.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officer and director of Lakefront is:

Nathaniel E. Carter     o   President and Chief Investment Officer.
The business address of the foregoing individual is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officers and directors of IIIS are as follows:

Jean-Claude Kaltenbach            o   Chairman and CEO.
Ian Gerald McEvatt                o   Director.           Claude Doumic     o   Director.
Didier Guyot de la Pommeraye      o   Director.           Charles Vergnot   o   Director.
Eric Jostrom                      o   Director.           Gerard Sutterlin  o   Secretary
                                                                                General.

The business address of each of the foregoing individuals is 90 Blvd. Pasteur, 75730 Paris, CEDEX 15 -- France.

Item 27.       Principal Underwriter

(a) BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of Registrant's administrator, also acts as the distributor for the following investment companies as of November 9, 1999.

Alpine Equity Trust                       Meyers Investment Trust
American Performance Funds                MMA Praxis Mutual Funds
AmSouth Mutual Funds                      M.S.D. & T. Funds
The BB&T Mutual Funds Group               Pacific Capital Funds
The Coventry Group                        Republic Advisor Funds Trust
ESC Strategic Funds, Inc.                 Republic Funds Trust
The Eureka Funds                          Sefton Funds Trust
Fifth Third Funds                         SSgA International Liquidity Fund
Governor Funds                            Summit Investment Trust
Hirtle Callaghan Trust                    USAllianz Funds
HSBC Funds Trust and HSBC Mutual          USAllianz Funds Variable Insurance
 Funds Trust                               Products Trust
The Infinity Mutual Funds, Inc.           Valenzuela Capital Trust
INTRUST Funds Trust                       Variable Insurance Funds
Magna Funds                               The Victory Variable Insurance Funds
Mercantile Mutual Funds, Inc.             Vintage Mutual Funds, Inc.
Metamarkets.com

(b) Directors and officers of BISYS Fund Services, Inc., the general partner of the Distributor, as of November 9, 1999 were as follows:

Lynn Mangum          o   Director.
Dennis Sheehan       o   Director.
Kevin Dell           o   Vice President and
                         Secretary.
William Tomko        o   Senior Vice President.
Michael Burns        o   Vice President.
Robert Tuch          o   Assistant Secretary.

None of the foregoing individuals holds any position with Registrant. The business address of each of these individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

(c)     Not applicable.

Item 28. Location of Accounts and Records

(1) Key Asset Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and sub-administrator).

(2) Lakefront Capital Investors, Inc., 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as investment sub-adviser for the Lakefront Fund only).

(3) Indocam International Investment Services, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its function as investment sub-adviser for the International Growth Fund only).

(4) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as shareholder servicing agent).

(5) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(6) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(7) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-3875 (records relating to its function as transfer agent).

(8) Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

(9) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(10) Chase Manhattan Bank, 55 Water Street, Room 728, New York, New York 10041 (records relating to its function as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund, Lakefront
      Fund, and Real Estate Investment Fund).

Item 29.       Management Services

               None.

Item 30.       Undertakings

               None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on this 19th day of November 1999.

                                            THE VICTORY PORTFOLIOS

                                            By:/s/ Leigh A. Wilson
                                            -----------------------------------
                                               Leigh A. Wilson, President and
                                               Trustee

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

   Signature                     Title                         Date
   ---------                     --------                      -----------

/s/ Roger Noall                Chairman of the Board and   November 19, 1999
-------------------            Trustee
    Roger Noall

/s/ Leigh A. Wilson            Trustee                     November 19, 1999
-------------------
    Leigh A. Wilson

/s/ Joel B. Engle              Treasurer                   November 19, 1999
-----------------
    Joel B. Engle

/s/ Harry Gazelle*             Trustee                     November 19, 1999
-----------------
    Harry Gazelle

/s/ Thomas F. Morissey*        Trustee                     November 19, 1999
-----------------------
    Thomas F. Morrissey

/s/ H. Patrick Swygert*        Trustee                     November 19, 1999
-----------------------
    H. Patrick Swygert

/s/ Frank A. Weil*             Trustee                     November 19, 1999
------------------
    Frank A. Weil

/s/ Eugene J. McDonald*        Trustee                     November 19, 1999
-----------------------
    Eugene J. McDonald


---------------------------
*By:  /s/ Carl Frischling
---------------------------
Carl Frischling
Attorney-in-fact

                             THE VICTORY PORTFOLIOS

                               INDEX TO EXHIBITS

Item 23.

Exhibit Number

EX-99.j(a)    Kramer Levin Naftalis & Frankel LLP consent.

EX-99.j(b)    Arthur Andersen LLP consent

EX-99.j(c)    PricewaterhouseCoopers LLP consent.